Exhibit 10.1

EXECUTION VERSION

FACILITY INCREASE AGREEMENT

This FACILITY INCREASE AGREEMENT (this “Agreement”), dated December 30, 2013, is made by NGL ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrowers’ Agent”), each Lender designated on the signature pages hereto as an “Increasing Lender” (each an “Increasing Lender” and collectively, the “Increasing Lenders”), each Lender designated on the signature pages hereto as a “New Revolving Lender” (each a “New Revolving Lender” and collectively, the “New Revolving Lenders” and collectively with the Increasing Lenders, the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”).  Capitalized terms used in this Agreement and not defined herein, including in this preamble, have the meanings set forth for such terms in the Credit Agreement (as hereinafter defined).

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, Deutsche Bank AG New York Branch, as technical agent, Deutsche Bank Trust Company Americas, as collateral agent for the Secured Parties and the Lenders party thereto have entered into a Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, Amendment No. 3 thereto dated as of September 30, 2013, Amendment No. 4 thereto dated as of November 5, 2013, and Amendment No. 5 thereto dated as of December 23, 2013  (the credit agreement, as so amended and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the parties hereto desire to evidence an increase in the aggregate Working Capital Commitments pursuant to Section 2.4(c) of the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      The aggregate Working Capital Revolving Commitments is hereby increased from $885,500,000 to $935,500,000.

2.                                      Each of the parties identified below as New Revolving Lender hereby (i) accepts and agrees to be bound by the terms of the Credit Agreement and the other Loan Documents as a Lender thereunder, and (ii) acknowledges and agrees that the amount of its Commitment after giving effect to this Facility Increase Agreement is set forth opposite its signature below.

3.                                      This instrument may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

4.                                      To induce the Lenders to enter into this Facility Increase Agreement, the Borrowers’ Agent (by delivery of its respective counterpart to this Facility Increase Agreement) hereby (i) represents and warrants to the Administrative Agent and the New Revolving Lender that after giving effect to this Facility Increase Agreement, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the New Revolving Lender that in connection with this Facility Increase Agreement, it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and delivered the same, and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Facility Increase Agreement).

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission (in .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date above first written.

NGL OPERATING LLC,
as Borrowers’ Agent

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Administrative Agent

BY:	DEUTSCHE BANK NATIONAL TRUST
COMPANY

By:	/s/ Estelle Lawrence
	Name:	Estelle Lawrence
	Title:	Vice President

By:	/s/ Wanda Camacho
	Name:	Wanda Camacho
	Title:	Vice President

[Facility Increase Agreement — Barclays]

Commitment: $50,000,000	BARCLAYS BANK, PLC, as a New Revolving
Lender

	By:	/s/ Noam Azachi
		Name:	Naom Azachi
		Title:	Vice President

Address:
745 7th Ave, 27th Floor
New York, NY 10019
Attention: Andrea Lubinsky
Telephone: 212-526-1447

[Facility Increase Agreement — Barclays]